The Asia Tigers Fund, Inc.
                                  Common Stock

     The Asia Tigers Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities of "Asian Companies" (as defined in this Prospectus). Asian Countries in which the Fund can invest include China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of Asian Companies. There can be no assurance that the Fund's investment objective will be achieved. Due to the risks inherent in international investments generally, the Fund should be considered as a vehicle for investing a portion of an investor's assets in foreign securities markets and not as a complete investment program. Investment in foreign securities involves certain considerations which are not normally involved in investments in securities of U.S. companies. See "Investment Objective and Policies" and "Risk Factors and Special Considerations."

     Advantage Advisers, Inc., a subsidiary of Oppenheimer & Co., Inc., acts as Investment Manager to the Fund. Barclays Global Investors International Inc. serves as Investment Adviser to the Fund.


     The Fund's Common Stock is listed and traded on the New York Stock Exchange (the "NYSE") under the symbol "GRR." The Common Stock may be offered pursuant to this Prospectus from time to time in order to effect over-the-counter ("OTC") secondary market sales by Oppenheimer & Co., Inc., in its capacity as a dealer and secondary-market maker at negotiated prices related to prevailing market prices on the NYSE at the time of sale. The closing price for the Common Stock on the NYSE on May 9, 1997, was $10.375. See "Trading History." The Fund will not receive any proceeds from the sale of the Common Stock offered pursuant to this Prospectus.


     Although the Fund has no present intention to do so to any significant extent, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund's total assets. There are special risks and costs associated with leveraging. See "Additional Investment Activities -- Leverage."

     The address of the Fund is Oppenheimer Tower, 200 Liberty Street, 36th Floor, World Financial Center, New York, New York 10281. Periodically updated information regarding the markets in which the Fund invests and the Fund's investments is available by calling the Fund's telephone number, 1-800-421-4777. Investors are advised to read this Prospectus, which sets forth information about the Fund that investors should know before investing, and to retain it for future reference.

                                   ----------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                                   ----------

                             Oppenheimer & Co., Inc.



                  The date of this Prospectus is May 16, 1997

Note: In this Prospectus, the People's Republic of China is referred to as "China"; the Republic of India is referred to as "India"; the Republic of Korea is referred to as "Korea"; the Republic of the Philippines is referred to as "the Philippines"; the Democratic Socialist Republic of Sri Lanka is referred to as "Sri Lanka"; the Islamic Republic of Pakistan is referred to as "Pakistan"; the Republic of Indonesia is referred to as "Indonesia"; the Republic of Singapore is referred to as "Singapore"; the Republic of China is referred to as "Taiwan" and the Kingdom of Thailand is referred to as "Thailand." For purposes of this Prospectus, Hong Kong, currently a British colony, is sometimes referred to as a country. In this Prospectus, unless otherwise specified, all references to "dollars," "US$" or "$" are to United States dollars.

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                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

The Fund...........................   The Fund is a non-diversified,  closed-end
                                        management  investment company developed
                                        for   investors   seeking  to  invest  a
                                        portion    of   their    assets   in   a
                                        professionally     managed     portfolio
                                        composed primarily of equity securities of "Asian Companies" (as defined below). See "The Fund."

Investment Objective and
   Policies .......................   The   Fund's   investment   objective   is
                                        long-term capital appreciation, which it
                                        seeks to achieve by investing  primarily
                                        in equity securities of Asian Companies.
                                        Under normal market conditions, at least
                                        65% of the Fund's  total  assets will be
                                        invested in equity  securities  of Asian
                                        Companies.   Equity  securities  include
                                        common and  preferred  stock,  American,
                                        Global  or  other  types  of  Depositary
                                        Receipts,  convertible  bonds, notes and
                                        debentures,  equity interests in trusts,
                                        partnerships,  joint ventures or similar
                                        enterprises  and common  stock  purchase
                                        warrants and rights.  Most of the equity
                                        securities  purchased  by the  Fund  are
                                        expected to be traded on a foreign stock
                                        exchange     or     in     a     foreign
                                        over-the-counter  market.  However,  the
                                        Fund may  invest to a limited  extent in
                                        securities which are not publicly traded
                                        and in  investment  funds  which  invest
                                        principally  in  securities in which the
                                        Fund is authorized  to invest.  The Fund
                                        invests  in such  investment  funds when
                                        the  Investment  Adviser  believes  that
                                        such    investments    may    be    more
                                        advantageous  to the Fund  than a direct
                                        market purchase of such securities.  For
                                        temporary defensive purposes and to meet
                                        dividend and expense  requirements,  the
                                        Fund may invest  without  limitation  in
                                        Temporary    Securities    (as   defined
                                        herein). No assurance can be given that the Fund's investment objective will be realized. See "Investment Objective and Policies" and "Risk Factors and Special Considerations."

                                      Asian Companies include companies that (i)
                                        are  organized  under the laws of China,
                                        Hong  Kong,  India,  Indonesia,   Korea,
                                        Malaysia,   Pakistan,  the  Philippines,
                                        Singapore,   Sri   Lanka,   Taiwan,   or
                                        Thailand,  or any other  country  in the
                                        Asia  region  (other than Japan) that in
                                        the future permits foreign  investors to
                                        participate   in   its   stock   markets
                                        (collectively,  "Asian Countries"), (ii)
                                        regardless of where organized, derive at
                                        least 50% of their  revenues  from goods
                                        produced or sold,  investments  made, or
                                        services  performed,  in or  with  Asian
                                        Countries or (iii) have securities which
                                        are  traded   principally   on  a  stock
                                        exchange  in  an  Asian   Country.   See
                                        "Investment  Objective  and  Policies --
                                        Portfolio Structure" for other eligible investments.


                                      There   are  no   prescribed   limits   on
                                        geographic  asset   distributions  among
                                        Asian  Countries and, from time to time,
                                        a  significant  portion  of  the  Fund's
                                        assets   may  be   invested   in   Asian
                                        Companies  in  as  few  as  three  Asian
                                        Countries.    The   Fund    invests   in
                                        established markets and companies with large capitalizations as well as newer markets and smaller companies, and the portion of the Fund's assets invested in each varies from time to time. The Fund's investments in any one Asian country, in particular in Hong Kong, may exceed 25% of the Fund's total assets. See "Investment Objective and Policies."


                                      Up to 35% of the Fund's  total  assets may
                                        be   invested,    subject   to   certain
                                        restrictions,  in (i) equity  securities
                                        of  companies   (other  than   companies
                                        meeting   the    definition   of   Asian
                                        Companies as defined above), regardless of where organized, which the Investment Adviser believes derive, or will derive, at least 25% of their revenues from business in or with Asian Countries;
                                        (ii) debt securities denominated in the currency of an Asian Country or issued or guaranteed by an Asian Company or the government of an Asian Country ("Asian Debt Securities"), provided that, as a matter of nonfundamental policy, (A)

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                                        not more  than 10% of the  Fund's  total
                                        assets  may be  invested  in Asian  Debt
                                        Securities  rated less than A by Moody's
                                        Investors Service,  Inc.  ("Moody's") or
                                        Standard & Poor's  Corporation ("S & P")
                                        or, if unrated, of comparable quality as
                                        determined by the Investment Adviser and
                                        (B)  none of the  Fund's  assets  may be
                                        invested in Asian Debt Securities  rated
                                        below  investment grade by Moody's or "S
                                        &  P"  or,  if  unrated,  of  comparable
                                        quality as determined by the  Investment
                                        Adviser;   and  (iii)   short-term  debt
                                        securities of the type  described  under
                                        "Investment  Objective  and  Policies --
                                        Temporary    Investments."   See   "Risk
                                        Factors and Special Considerations." The
                                        Fund's  assets may be  invested  in debt
                                        securities    (other   than    Temporary
                                        Securities) when the Investment  Adviser
                                        believes  that,  based upon factors such
                                        as  relative  interest  rate  levels and
                                        foreign exchange rates,  such securities
                                        offer    opportunities   for   long-term
                                        capital appreciation.

The Offering .....................    Shares of the  Fund's  Common  Stock  (the
                                        "Common Stock") may be offered  pursuant
                                        to this  Prospectus from time to time in
                                        order to effect over-the-counter ("OTC")
                                        secondary  market sales by Oppenheimer &
                                        Co.,  Inc.,  in its capacity as a dealer
                                        and secondary-market maker at negotiated
                                        prices  related  to  prevailing   market
                                        prices on the New York  Stock  Exchange,
                                        Inc.  (the  "NYSE") at the time of sale.
                                        See   "The    Offering"   and   "Trading
                                        History."

Listing............................   The Common  Stock is listed  and traded on
                                        the NYSE under the symbol GRR.


Investment Manager and
   Investment Adviser..............   The   Investment   Manager  is   Advantage
                                        Advisers,    Inc.,   a   subsidiary   of
                                        Oppenheimer   &  Co.,   Inc.,   and  the
                                        Investment  Adviser is  Barclays  Global
                                        Investors International Inc. Pursuant to
                                        a management  agreement (the "Management
                                        Agreement"),   the  Investment   Manager
                                        supervises    the   Fund's    investment
                                        program,    including    advising    and
                                        consulting  with the Investment  Adviser
                                        regarding the Fund's overall  investment
                                        strategy  and  advising the Fund and the
                                        Investment  Adviser regarding the Fund's
                                        overall  use of  leveraging  techniques,
                                        including  the  extent and timing of the
                                        Fund's  use  of  such   techniques.   In
                                        addition,    the   Investment    Manager
                                        consults with the Investment  Adviser on
                                        a regular basis regarding the Investment
                                        Adviser's   decisions   concerning   the
                                        purchase,  sale or holding of particular
                                        securities.  The Investment Manager also
                                        provides  the  Investment  Adviser  with
                                        access   on  a   continuous   basis   to
                                        economic,    financial   and   political
                                        information,   research  and  assistance
                                        concerning   Asian   Countries  and,  as
                                        appropriate, is involved in the process of Asian Country selection. In addition to the foregoing, the Investment Manager monitors the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian.


                                      Pursuant   to   an   investment   advisory
                                        agreement  (the  "Advisory   Agreement")
                                        among  the   Investment   Manager,   the
                                        Investment Adviser and the Fund, the Investment Adviser acts as the Fund's investment adviser and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. The Investment Adviser has discretion over investment decisions for the Fund and, in that connection, places purchase and sale orders for the Fund's portfolio securities. In addition, the Investment Adviser makes available research and statistical data to the Fund.


                                      The Investment Manager currently serves as
                                        an investment  adviser for 12 registered
                                        closed-end     investment     companies.
                                        Oppenheimer  Group,  Inc.,  the ultimate
                                        parent   company   of   the   Investment
                                        Manager,  entered  into an  agreement on
                                        February 14, 1997, pursuant to which the
                                        stock of the Investment Manager would be
                                        sold to PIMCO  Advisers,  L.P.,  and its
                                        affiliates.    The    closing   of   the
                                        transaction is subject to the receipt of certain regulatory and other approvals. The transaction involves the Investment Manager's advisory arrangements


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                                        with 8 of the 12  registered  investment
                                        companies    for   which   it   provides
                                        investment  advisory services,  but does
                                        not   involve   the   Fund.   Prior   to
                                        consummation  of  the  transaction,  the
                                        Investment  Manager  will  transfer  its
                                        rights   and   obligations   under   the
                                        Management  Agreement  and the  Advisory
                                        Agreement  to  an  affiliated   advisory
                                        entity.  The personnel of the Investment
                                        Manager who currently provide services to the Fund would continue to provide those services through the affiliated advisory entity.


                                      The Investment  Adviser is a subsidiary of
                                        BZW US Holdings Inc., which itself is an
                                        indirect  wholly  owned   subsidiary  of
                                        Barclays  PLC.  Barclays  Bank is one of
                                        the    world's     largest     financial
                                        institutions  and is among  the  largest
                                        banks in the  United  Kingdom.  Barclays
                                        Global  Investors  International,  Inc.,
                                        forms part of Barclays Global  Investors
                                        ("BGI"),   which  is   responsible   for
                                        institutional  asset  management  in the
                                        Barclays Group around the world.  Assets
                                        under management are approximately  $395
                                        billion  and  global  asset   management
                                        services are provided  from nine primary
                                        investment      management     locations
                                        worldwide, located in London, Hong Kong,
                                        Tokyo,  Sydney,  Toronto,  New York, San
                                        Francisco,  Wellington and Bangkok.  BGI
                                        has a staff of over 100 professionals in
                                        Asia  providing  specialized  investment
                                        insight to both local and  international
                                        investors.   BGI   manages   over  $8.75
                                        billion  in the  markets  of  Asia.  See
                                        "Management  of the  Fund --  Investment
                                        Manager and Investment Adviser."


                                      The Fund  pays the  Investment  Manager  a
                                        monthly  fee at an annual  rate of 1.00%
                                        of the Fund's  average weekly net assets
                                        for its  services,  and  the  Investment
                                        Manager  pays the  Investment  Adviser a
                                        monthly  fee at an annual  rate of 0.50%
                                        of the Fund's  average weekly net assets
                                        for its services. See "Management of the
                                        Fund -- Compensation  and Services." The
                                        advisory  fees  paid  by  the  Fund  are
                                        higher  than  those  paid by most  other
                                        U.S.   investment   companies  investing
                                        exclusively  in the  securities  of U.S.
                                        issuers,   primarily   because   of  the
                                        additional time and expense  required of
                                        the    Investment    Manager   and   the
                                        Investment   Adviser  in  pursuing   the
                                        Fund's   objective   of   investing   in
                                        securities of Asian Companies.

Administrator......................   Oppenheimer  &  Co.,  Inc.  serves  as the
                                        Fund's  Administrator  pursuant  to  the
                                        terms  of an  Administration  Agreement.
                                        The  Fund  pays  the   Administrator   a
                                        monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets for its services. See "Management of the Fund-- Administrator."

Dividends
   and Distributions...............   The Fund  distributes  annually to holders
                                        of Common Stock substantially all of its net investment income, and distributes any net realized capital gains at least annually. See "Investment Objective and Policies."

                                      Under the Fund's Dividend Reinvestment and
                                        Cash  Purchase  Plan (the  "Plan"),  all
                                        dividends    and    distributions    are
                                        automatically  reinvested  in additional
                                        shares  of  Common  Stock  of  the  Fund
                                        unless a  shareholder  elects to receive
                                        cash.  Participants also have the option
                                        of  making   additional  cash  payments,
                                        annually,   to  be   used   to   acquire
                                        additional shares of Common Stock of the Fund in the open market. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they may participate in the Fund's Plan. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."



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Custodian, Transfer Agent,
   Dividend Paying Agent
   and Registrar...................   The Chase Manhattan Bank acts as custodian
                                        for  the  Fund's   assets  and   employs
                                        foreign  sub-custodians  approved by the
                                        Fund's Board of Directors in  accordance
                                        with  regulations  of the Securities and
                                        Exchange  Commission  (the  "SEC").  PNC
                                        Bank,   National   Association  acts  as
                                        transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

Risk Factors and
   Special Considerations..........   The   Fund's    investments   in   foreign
                                        securities   involve   certain   special
                                        considerations not typically  associated
                                        with  investing  in  securities  of U.S.
                                        companies,  including  risks relating to
                                        (i)  foreign   currency   and   exchange
                                        matters,  including  fluctuations in the
                                        rate of exchange  between the dollar and
                                        the various foreign  currencies in which
                                        the  Fund's  portfolio   securities  are
                                        denominated,       exchange      control
                                        regulations  and costs  associated  with
                                        conversion of  investment  principal and
                                        income  from one  currency  to  another;
                                        (ii) restrictions on foreign  investment
                                        and   repatriation  of  capital;   (iii)
                                        differences between the U.S. and foreign
                                        securities markets,  including potential
                                        price   volatility   in   and   relative
                                        illiquidity  of some foreign  securities
                                        markets,    the   absence   of   uniform
                                        accounting,   auditing   and   financial
                                        reporting   standards,   practices   and
                                        disclosure    requirements    and   less
                                        government  supervision  and regulation;
                                        and (iv) certain  economic and political
                                        risks.  Settlement procedures in certain
                                        Asian  Countries are less  developed and
                                        reliable than those in the United States
                                        and in other developed markets,  and the
                                        Fund may experience settlement delays or
                                        other   material    difficulties.    For
                                        example,  significant  delays are common
                                        in    registering    the   transfer   of
                                        securities in India,  and such transfers
                                        can  take  a  year  or  longer.   Indian
                                        securities regulations would normally preclude the Fund from selling such securities until the completion of the registration process.


                                      Many of the Asian Countries may be subject
                                        to  a  greater   degree   of   economic,
                                        political and social instability than is
                                        the  case  in  the  United   States  and
                                        Western   European    countries.    Such
                                        instability may result from, among other
                                        things, the following: (i) authoritarian
                                        governments  or military  involvement in
                                        political and economic  decision-making,
                                        including changes in government  through
                                        extra-constitutional means; (ii) popular
                                        unrest   associated   with  demands  for
                                        improved political,  economic and social
                                        conditions; (iii) internal insurgencies;
                                        (iv) hostile  relations with neighboring
                                        countries; and (v) ethnic, religious and
                                        racial   disaffection.    Such   social,
                                        political and economic instability could
                                        disrupt the principal  financial markets
                                        in which the Fund invests and  adversely
                                        affect the value of the Fund's assets. A
                                        significant  portion of the Fund's total
                                        assets  (which  may be in excess of 25%)
                                        may be invested  in Hong Kong.  Under an
                                        agreement  signed in 1984,  Britain will
                                        pass Hong  Kong's  sovereignty  to China
                                        effective   July  1,  1997.   At  times,
                                        relations between Britain and China have
                                        been   strained  over   differences   in
                                        political  and legal  issues  related to
                                        Hong Kong's sovereignty.  The political,
                                        social and  financial  ramifications  of
                                        China's  assumption of sovereignty  over
                                        Hong   Kong,   and  the  impact  on  the
                                        financial  markets in Hong Kong, Asia or
                                        elsewhere,   are  uncertain.  See  "Risk
                                        Factors  and Special  Considerations  --
                                        Political, Economic and Social Factors."

                                      The Fund may invest up to 20% of its total
                                        assets in illiquid  securities for which
                                        there  may  be  no  or  only  a  limited
                                        trading  market  and  for  which  a  low
                                        trading volume of a particular  security
                                        may result in abrupt and  erratic  price
                                        movements.   The  Fund   may   encounter
                                        substantial   delays  and  could   incur
                                        losses in attempting to resell illiquid securities. See "Additional Investment Activities."


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                                      The  Fund  may  use   various   investment
                                        practices    that    involve     special
                                        considerations, including purchasing and
                                        selling options on securities, financial
                                        futures,  fixed income indices and other
                                        financial  instruments,   entering  into
                                        financial  futures  contracts,  entering
                                        into   interest    rate    transactions,
                                        entering  into  currency   transactions,
                                        entering  into equity  swaps and related
                                        transactions,  entering into  securities
                                        transactions on a when-issued or delayed
                                        delivery basis, entering into repurchase
                                        agreements and selling securities short.
                                        In addition,  the Fund has implemented a
                                        securities  lending program  pursuant to
                                        which a portion of the Fund's securities
                                        is lent to approved counterparties.  See
                                        "Additional   Investment    Activities,"
                                        "Investment  Objective  and  Policies --
                                        Other  Investments,"  "Risk  Factors and
                                        Special   Considerations  --  Investment
                                        Practices" and Appendix A.


                                      Although the Fund has no present intention
                                        to do so to any significant  extent, the
                                        Fund may utilize  leverage by  borrowing
                                        or  by   issuing   preferred   stock  or
                                        short-term  debt securities in an amount
                                        up to 25% of the  Fund's  total  assets.
                                        Leverage   by  the   Fund   creates   an
                                        opportunity for increased return but, at
                                        the same time,  creates  special  risks.
                                        For  example,  leverage  may  exaggerate
                                        changes  in the net  asset  value of the
                                        Common  Stock  and in the  return on the
                                        Fund's portfolio. Although the principal
                                        of  any  leverage  will  be  fixed,  the
                                        Fund's assets may change in value during
                                        the time the  leverage  is  outstanding.
                                        Leverage  will create  expenses  for the
                                        Fund which can  exceed  the income  from
                                        the assets acquired with the proceeds of
                                        the leverage.  Furthermore,  an increase
                                        in  interest   rates  could   reduce  or
                                        eliminate the benefits of leverage and could reduce the value of the Fund's Common Stock.

                                      The    Fund    is    classified    as    a
                                        "non-diversified"   investment   company
                                        under the Investment Company Act of 1940
                                        (the "1940  Act"),  which means that the
                                        Fund is not  limited  by the 1940 Act in
                                        the proportion of its assets that may be
                                        invested in the  securities  of a single
                                        issuer.  However,  the Fund has complied
                                        and  intends to  continue to comply with
                                        the diversification requirements imposed
                                        by  the  Code  for  qualification  as  a
                                        regulated   investment   company.  As  a
                                        non-diversified  investment company, the
                                        Fund may invest a greater  proportion of
                                        its  assets  in  the   securities  of  a
                                        smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities.

                                      Income and  capital  gains  on  securities
                                        held  by  the  Fund  may be  subject  to
                                        withholding  and other taxes  imposed by
                                        Hong  Kong  or  other  Asian  Countries,
                                        which  would  reduce  the  return to the
                                        Fund on those securities. The imposition
                                        of such taxes and the rates  imposed are
                                        subject to changes.  The Fund intends to
                                        elect, when eligible,  to "pass through"
                                        to  the   Fund's   shareholders,   as  a
                                        deduction  or  credit,   the  amount  of
                                        foreign  taxes  paid  by the  Fund.  The
                                        taxes  passed  through  to  shareholders
                                        will be included  in each  shareholder's
                                        income. Certain shareholders,  including
                                        non-U.S.   shareholders,   will  not  be
                                        entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to shareholders. See "Taxation."

                                      The  Fund's   Articles  of   Incorporation
                                        contain certain anti-takeover provisions
                                        that may have the  effect of  inhibiting
                                        the  Fund's   possible   conversion   to
                                        open-end status and limiting the ability
                                        of other  persons to acquire  control of
                                        the  Fund.  In  certain   circumstances,
                                        these  provisions might also inhibit the
                                        ability of  holders  of Common  Stock to
                                        sell  their  shares  at a  premium  over
                                        prevailing  market  prices.  The  Fund's
                                        Board of Directors has  determined  that
                                        these   provisions   are  in  the   best
                                        interests of shareholders generally. See
                                        "Risk      Factors      and      Special
                                        Considerations."

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                                      Shares of closed-end  investment companies
                                        frequently  trade at a discount from net
                                        asset value.  This  characteristic  is a
                                        risk separate and distinct from the risk
                                        that the  Fund's  net asset  value  will
                                        decrease  as a result of its  investment
                                        activities.  To date, shares of the Fund
                                        have  generally  traded at a discount to
                                        net asset value.  See "Trading  History"
                                        for  information  regarding the relative
                                        net asset and share  price of the Fund's
                                        Common  Stock  since  inception  of  the
                                        Fund.  The Fund cannot  predict  whether
                                        its shares will trade at, above or below
                                        net asset value in the future.  The Fund
                                        is  intended   primarily  for  long-term
                                        investors  and should not be  considered
                                        as a vehicle for trading  purposes.  See
                                        "Risk      Factors      and      Special
                                        Considerations."

                                      Investors should carefully  consider their
                                        ability  to assume the  foregoing  risks
                                        before making an investment in the Fund.
                                        An  investment in shares of Common Stock
                                        of the Fund may not be  appropriate  for
                                        all   investors   and   should   not  be
                                        considered  as  a  complete   investment
                                        program.  See "Risk  Factors and Special
                                        Considerations."

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                               SUMMARY OF EXPENSES

Shareholder Transaction Expenses
    Sales Load (as a percentage of offering price) .............................   None(1)
Annual Expenses (as a percentage of net assets attributable to common shares)(2)
    Management and Administrative Fees .........................................   1.20%
    Other Expenses .............................................................   0.40%
                                                                                   ----

    Total Annual Expenses ......................................................   1.60%
                                                                                   ====

----------

(1) Prices for shares of Common Stock traded in the OTC market will reflect ordinary dealer markups.

(2) "Other Expenses" are based upon expenses actually incurred for the fiscal year ended October 31, 1996.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

Example

        An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return, (2) reinvestment of all dividends and distributions at net asset value, and (3) payment by the Fund of operating expenses at the level set forth in the table above.

  1 Year                 3 Years                 5 Years               10 Years
-------------------------------------------------------------------------------

   $16                   $50                     $87                     $190


     This example as well as the information set forth in the table above should not be considered a representation of the future expenses of the Fund, and actual expenses may be greater or less than those shown. Moreover, while the example assumes a 5% annual return, the Fund's performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, this may not be the case for participants in the Plan. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

                              FINANCIAL HIGHLIGHTS

     The table below sets forth selected per share data and ratios for a share of Common Stock outstanding for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1996, which is incorporated by reference and can be obtained by stockholders upon request. The financial statements and notes and the financial information in the table below for the periods ended October 31, 1996, 1995 and 1994, have been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report thereon also is included in the Annual Report to Shareholders.

For a share outstanding throughout each period

                                                                                                              For the Period
                                                                                                            November 29, 1993
                                                                                                              (Commencement
                                                                          For the            For the          of Operation)
                                                                         Year Ended        Year Ended            Through
                                                                      October 31, 1996   October 31, 1995    October 31, 1994
                                                                      ----------------   ----------------    ----------------

Per Share Operating Performance:
Net asset value, beginning of period ..............................   $      12.08     $      13.89         $      13.97(1)
                                                                      ------------     ------------         --------------
Net investment income .............................................           0.05             0.09                 0.05
Net realized and unrealized gains (losses) on investments,
     foreign currency holdings, and translation of
     other assets and liabilities denominated in foreign currencies           0.44            (1.67)               (0.11)
                                                                      ------------     ------------         --------------
Net increase (decrease) from investment operations ................           0.49            (1.58)               (0.06)
                                                                      ------------     ------------         --------------

Less distributions:
     Dividends from net investment income .........................          (0.08)           (0.06)               (0.02)
     Distributions from net realized gains ........................           --              (0.17)                --
                                                                      ------------     ------------         --------------
Total dividends and distributions .................................          (0.08)           (0.23)               (0.02)
                                                                      ------------     ------------         --------------
Net asset value, end of period ....................................   $      12.49     $      12.08         $      13.89
                                                                      ============     ============         ==============

Per share market value, end of period .............................   $      10.38     $      10.38         $      12.38
Total Investment Return Based on Market Value(2)...................           0.59%          (14.17)%             (11.65)%

Ratios/Supplemental Data:
     Net assets, end of period (in 000s) ..........................   $    256,194     $    247,761         $    284,910
 Ratios of expenses to average net assets .........................           1.60%            1.65%                1.60%(3)
     Ratios of net investment income to average net assets ........           0.41%            0.71%                0.38%(3)
     Portfolio turnover ...........................................          91.57%           77.88%               45.51%
      Average commision rate paid(4) ..............................   $      0.008              N/A                  N/A

------------
(1) Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.05 per share.


(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended October 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

(3)  Annualized.

(4) Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.

                                    THE FUND

        The Fund, incorporated in Maryland on September 23, 1993, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund commenced investment operations on November 29, 1993. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of "Asian Companies" (as defined below). No assurance can be given that the Fund's investment objective will be realized. Due to the risks inherent in international investments generally, the Fund should be considered as a vehicle for investing a portion of an investor's assets in foreign securities markets and not as a complete investment program.


        The Fund's principal office is located at Oppenheimer Tower, 36th floor, One World Financial Center, 200 Liberty Street, New York, New York 10281. Periodically, updated information regarding the markets in which the Fund invests and the Fund's investments is available by calling 1-800-421-4777.



                                  THE OFFERING

        The Common Stock may be offered pursuant to this Prospectus from time to time in order to effect OTC secondary market sales by Oppenheimer & Co., Inc., in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the NYSE at the time of sale. Costs incurred in connection with this offering will be paid by Oppenheimer & Co., Inc., whose principal offices are located at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York. Advantage Advisers, Inc., the Fund's investment manager, is a wholly-owned subsidiary of Oppenheimer & Co., Inc.


                                 USE OF PROCEEDS

        The Fund will not receive any proceeds from the sale of any Common Stock offered pursuant to this Prospectus. Proceeds received by Oppenheimer & Co., Inc., as a result of its OTC secondary market sales of the Common Stock will be utilized by Oppenheimer & Co., Inc., in connection with its secondary market operations and for general corporate purposes.

                                 TRADING HISTORY


     The Common Stock is listed and traded on the NYSE under the symbol "GRR". The following table sets forth for the Common Stock for each quarterly period since commencement of the Fund's operations: (a) the per share high and low sales prices as reported by the NYSE; (b) the per share net asset values, based on the Fund's computation as of 4:00 p.m. on the last NYSE business day for the week corresponding to the dates on which the respective high and low sales prices were recorded; and (c) the discount or premium to net asset values represented by the high and low sales prices shown. The range of net asset values and of premiums and discounts for the Common Stock during the periods shown may be broader than is shown in this table. The Fund's Common Stock has historically traded at a discount to its net asset value. On May 9, 1997, the closing price per share of Common Stock was $10.375, the Fund's net asset value per share was $13.13 and the discount to net asset value was 21.0%.


                                                                                              Corresponding
                                                             Net Asset                   (Discount) or Premium
Quarter                 Sales Prices                           Values                      to Net Asset Value
 Ended             High               Low             High               Low             High               Low
-----------------------------------------------------------------------------------------------------------------
1/31/94*          $16.625          $15.000           $14.88           $13.38             11.73%            12.11%
4/30/94            15.500           10.875            14.55            12.05              6.53             (9.75)
7/31/94            13.375           11.375            13.03            12.11              2.65             (6.07)
10/31/94           14.250           12.000            14.31            13.44             (0.42)           (10.71)
1/31/95            12.250            9.375            13.74            10.41            (10.84)            (9.94)
4/30/95            10.375            9.000            11.47            10.83             (9.55)           (16.90)
7/31/95            12.250            9.750            12.71            11.49             (3.62)           (15.14)
10/31/95           11.250           10.125            12.51            12.05            (10.07)           (15.98)
1/31/96            14.000            9.500            13.21            11.42              5.98            (16.81)
4/30/96            13.375           11.500            13.65            12.97             (2.01)           (11.33)
7/31/96            12.250           10.000            13.55            12.38             (9.59)           (19.22)
10/31/96           11.125           10.125            12.71            12.37            (12.47)           (18.15)
1/31/97            11.625           10.250            13.73            12.49            (15.33)           (17.93)
4/30/97            11.250           10.250            13.59            12.70            (17.22)           (19.29)

* For the period November 29, 1993, (commencement of operations) to January 31, 1994.




                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian Companies. Equity securities include common and preferred stock, American, Global or other types of Depositary Receipts ("ADRs"), convertible bonds, notes and debentures, equity interests in trusts, partnerships, joint ventures or similar enterprises and common stock purchase warrants and rights. Most of the equity securities purchased by the Fund are expected to be traded on a foreign stock exchange or in a foreign over-the-counter market.

     The Fund's investment objective and its policy to invest, under normal market conditions, at least 65% of its assets in equity securities of Asian Companies are fundamental policies of the Fund which may not be changed without the approval of a "majority of the Fund's outstanding voting securities" (as defined herein).

Portfolio Structure

     Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of Asian Companies. Asian Companies are companies that (i) are organized under the laws of China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, or Thailand, or any other country in the Asian region (other than Japan) that in the future permits foreign investors to participate in its stock markets (collectively, "Asian Countries"), (ii) regardless of where organized, derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with Asian Countries, or (iii) have securities which are traded principally on a stock exchange in an Asian Country.

     Up to 35% of the Fund's total assets may be invested, subject to certain restrictions, in (i) equity securities of companies (other than companies meeting the definition of Asian Companies as defined above), regardless of where organized, which the Investment Adviser believes derive, or will derive, at least 25% of their revenues from business in or with Asian Countries; (ii) debt securities denominated in the currency of an Asian Country or issued or guaranteed by an Asian Company or the government of an Asian Country ("Asian Debt Securities"), provided, that, as a matter of nonfundamental policy, (A) not more than 10% of the Fund's total assets may be invested in Asian Debt Securities rated less than A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, of comparable quality as determined by the Investment Adviser and (B) none of the Fund's assets may be invested in Asian Debt Securities rated below investment grade or, if unrated, of comparable quality as determined by the Investment Adviser; and (iii) debt securities of the type described under "Investment Objective and Policies -- Temporary Investments." See "Risk Factors and Special Considerations." The Fund's assets may be invested in debt securities (other than Temporary Investments) when the Investment Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such securities offer opportunities for long-term capital appreciation.

     The Fund may invest in investment funds which invest principally in securities in which the Fund is authorized to invest. See "Risk Factors--Investment and Repatriation Restrictions." The Fund may invest in investment funds as a means of investing in other equity securities in which the Fund is authorized to invest when the Investment Adviser believes that such investments may be more advantageous to the Fund than a direct market purchase of such securities. From time to time, such investment funds may be the sole or most effective available means by which the Fund may invest in equity securities of certain Asian Companies. Under the 1940 Act, the Fund is restricted in the amount it may invest in such funds. See "Additional Investment Activities -- Investment Funds." For a discussion of possible consequences under U.S. federal income tax laws of the Fund's investment in foreign investment funds, see "Taxation -- The Fund."

     The Fund may invest its assets in a broad spectrum of industries. In selecting industries and companies for investment, the Investment Adviser considers overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors. The Fund has not invested, and does not presently intend to invest, more than 25% of its total assets in securities of issuers conducting their principal business activities in the same industry, but has retained limited flexibility to do so in the future, provided certain conditions are met. See "Investment Restrictions."


     There are no prescribed limits on geographic asset distributions among Asian Countries and, from time to time, a significant portion of the Fund's assets may be invested in Asian companies in as few as three Asian Countries. The Fund's investments in any one Asian country, in particular in Hong Kong, may exceed 25% of the Fund's total assets. To the extent that a significant portion of the Fund's assets is invested in a particular country or a small number of countries, the Fund will be subject, to a greater extent than if the Fund's assets were less geographically concentrated, to the risks of adverse changes in the markets and to political, social or economic events in those countries. The Fund invests in established markets and companies with large capitalizations as well as newer markets and smaller companies, and the portion of the Fund's assets invested in each will vary from time to time.


Temporary Investments

     The Fund may hold and/or invest its assets in cash and/or Temporary Investments (as defined below) for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. In addition, the Fund may take a temporary defensive posture and invest without limitation in Temporary Investments. The Fund may assume a temporary defensive posture when, due to political, market or other factors broadly affecting markets in one or more Asian Countries, the Investment Adviser determines that either opportunities for capital appreciation in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets may occur. To the extent that the Fund invests in Temporary Investments, it may not achieve its investment objective.

     Temporary Investments are debt securities denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of an Asian Country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign govern-
mental entities to promote economic reconstruction or development ("supranational entities"); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, Prime-1 or A or better by Moody's or A-1 or A or better by S&P or, if unrated, of comparable quality as determined by the Investment Adviser; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks, subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; and (4) repurchase agreements with respect to securities in which the Fund may invest. The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with which the Fund may enter into repurchase agreements include any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Adviser to be creditworthy.

     Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. When the Fund enters into a repurchase agreement, the seller will be required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Other Investments

     Illiquid Securities. The Fund may invest up to 20% of its total assets in illiquid securities for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time. See "Risk Factors and Special Considerations -- Market Characteristics" and "-- Illiquid Investments." In many cases, illiquid securities will be subject to contractual or legal restrictions on transfer. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

     Rule 144A Securities. The Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933 (the "Securities Act"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function for determining liquidity to a fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the Investment Adviser the determination as to whether a particular security is liquid or illiquid.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

     A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer.

As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     Equity-Linked Debt Securities. The Fund may invest in equity-linked debt securities. The amount of interest and/or principal payments which the issuer of equity-linked debt securities is obligated to make is linked to the performance of a specified index of equity securities and may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in equity-linked debt securities may be considered more speculative than other types of debt securities.


                        ADDITIONAL INVESTMENT ACTIVITIES

Derivatives

     The Fund is authorized to use various hedging and investment strategies described below to hedge various market risks (such as broad or specific market movements and interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, few of these strategies can practicably be used to a significant extent by the Fund at the present time and may not become available for extensive use in the future. Techniques and instruments may change, however, over time as new instruments and strategies are developed or regulatory changes occur. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix A to this Prospectus.


     Subject to the constraints described above, the Fund may purchase and sell interest rate, currency or stock index futures contracts and enter into currency forward contracts and currency swaps, it may purchase and sell (or write) exchange listed and over-the-counter put and call options on debt and equity securities, currencies, futures contracts, fixed income and stock indices and other financial instruments and it may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Investment Adviser determines that they are consistent with the Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to in this Prospectus as "Derivatives"). The Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, currency forward contracts, currency futures contracts, currency swaps and options on currency or currency futures contracts.


     Derivatives may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular debt or equity securities. The ability of the Fund to utilize Derivatives successfully depends on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select portfolio securities. The use of Hedging in certain circumstances will require that the Fund segregate cash or other liquid assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

     A detailed discussion of Derivatives, including applicable requirements of the Commodity Futures Trading Commission, the requirement to segregate assets with respect to these transactions and special risks associated with such strategies, appears as Appendix A to this Prospectus. See also "Risk Factors and Special Considerations -- Investment Practices."

     The degree of the Fund's use of Derivatives may be limited by certain provisions of the Code. See "Taxation."

When-Issued and Delayed Delivery Securities

     The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in market prices. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The Fund generally will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As an alternative, the Fund may elect to treat when-issued or delayed delivery securities as senior securities representing indebtedness, which are subject to asset coverage requirements under the 1940 Act. See "Investment Restrictions."

Loans of Portfolio Securities


     The Fund has implemented a securities lending program pursuant to which a portion of the Fund's portfolio securities is lent to approved counterparties. The Fund is permitted to lend portfolio securities in an amount up to 331/3% of the Fund's total assets. By lending portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss.


     Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors.

Investment Funds

     The Fund may invest in investment funds other than those for which the Investment Manager or the Investment Adviser serves as investment adviser or sponsor and which invest principally in securities in which the Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. To the extent the Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The Fund's investment in certain investment funds will result in special U.S. federal income tax consequences described below under "Taxation."

Short Sales

     The Fund may from time to time sell securities short without limitation. A short sale is a transaction in which the Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid assets. In addition, the Fund will place in a segregated account with its custodian, or designated sub-custodian, an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash or other liquid assets deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short.

     Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Leverage

     Although the Fund has no present intention to do so to any significant extent, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund's total assets. Borrowings may be secured by the Fund's assets. Temporary borrowings in an additional amount of up to 5% of the Fund's total assets may be made without regard to the foregoing limitation for temporary or emergency purposes such as clearance of portfolio transactions, share repurchases and payment of dividends.

        Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the Common Stock and in the return on the Fund's portfolio. Although the principal of any leverage will be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund which can exceed the income from the assets acquired with the proceeds of the leverage. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's Common Stock.


                             INVESTMENT RESTRICTIONS

     The following restrictions, along with the Fund's investment objective and its policy to invest at least 65% of the Fund's total assets in equity securities of Asian Companies under normal market conditions, are the Fund's only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. As used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this Prospectus are not fundamental policies of the Fund and may be changed by the Fund's Board of Directors without shareholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions, the Fund may not:

          (1) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to (a) investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (b) the purchase of securities of issuers whose primary business activity is in the telecommunications, real estate or banking industries, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be materially adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Board of Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Board's determination;

          (2) issue senior  securities  or borrow  money,  except for (a) senior securities  (including  borrowing  money,  including  on  margin  if margin securities are owned, entering into reverse repurchase agreements and entering into similar transactions) not in excess of 25% of its total assets (including the amount borrowed), and (b) borrowings up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes (including for clearance of transactions, repurchase of its shares or payment of dividends), without regard to the amount of senior securities outstanding under clause (a) above; provided, however, that the Fund's obligations under when-issued and delayed delivery transactions and similar transactions and reverse repurchase agreements are not treated as senior securities if covering assets are appropriately segregated, and the use of Hedging shall not be deemed to involve the issuance of a "senior security" or a "borrowing"; for purposes of clauses
     (a) and (b) above, the term "total assets" shall be calculated after giving effect to the net proceeds of senior securities issued by the Fund reduced by any liabilities and indebtedness not constituting senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by this item (2). The Fund's obligations under interest rate, currency and equity swaps are not treated as senior securities;

          (3) purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that the Fund may engage in Derivatives;

          (4) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies, (b) enter into repurchase agreements with respect to portfolio securities, and (c) make loans of portfolio securities, as described under "Additional Investment Activities -- Loans of Portfolio Securities" in this Prospectus;

          (5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;

          (6) purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

          (7) purchase securities on margin (except as provided in (2) above and except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions, and margin deposits in connection with transactions in futures contracts, options on futures contracts, options on securities and securities indices and currency transactions); or

          (8) invest for the purpose of exercising control over management of any company.


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investors should recognize that investing in foreign securities involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies. Further, certain investments that the Fund may purchase and investment techniques in which the Fund may engage, involve risks, including those set forth below.

Market Characteristics

     Most of the securities markets of the Asian Countries have substantially less volume than the NYSE, and equity securities of most companies in the Asian Countries are less liquid and more volatile than equity securities of U.S.
companies of comparable size. Some of the stock exchanges in the Asian Countries, such as those in China, are in the early stages of their development. Many companies traded on securities markets in Asian Countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of the Asian Countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

     Brokerage commissions and other transaction costs on securities exchanges in the Asian Countries are generally higher than in the United States. Settlement procedures in certain Asian Countries are less developed and reliable than those in the United States and in other developed markets, and the Fund may experience settlement delays or other material difficulties. For example, significant delays are common in registering the transfer of securities in
India,  and  such  transfers  can  take  a year  or
longer.  Indian  securities  regulations  would normally  preclude the Fund from selling  such  securities  until the  completion  of the  registration  process.
Securities trading in certain Asian securities markets may also be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of shares of the Fund's Common Stock and the price at which the shares trade.

     There is also less government supervision and regulation of foreign securities exchanges, brokers, and listed companies in the Asian Countries than exists in the United States. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Asian Countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Less information will, therefore, be available to the Fund than in respect of investments in the United States. Further, in certain Asian Countries, less information may be available to the Fund than to local market participants. Brokers in Asian Countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political, or economic stress.

Political, Social and Economic Factors

     Many of the Asian Countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

     Few of the Asian Countries have western-style or fully democratic governments. Some governments in the region are authoritarian in nature and influenced by security forces. For example, during the course of the last twenty-five years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated their repressive police state nature. Disparities of wealth, among other factors, have also led to social unrest in some of the Asian Countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan and Sri Lanka, have created social, economic and political problems.


     Several of the Asian Countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand experienced border battles with Laos in 1988, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. China continues to claim sovereignty over Taiwan. A significant portion of the Fund's total assets (which may be in excess of 25%) may be invested in Hong Kong. Under an agreement signed in 1984, Britain will pass Hong Kong's sovereignty to China effective July 1, 1997. At times, relations between Britain and China have been strained over differences in political and legal issues related to Hong Kong's sovereignty. The political, social and financial ramifications of China's assumption of sovereignty over Hong Kong, and the impact on the financial markets in Hong Kong, Asia or elsewhere, are uncertain.


     The economies of most of the Asian Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian Countries. In addition, the economies of some of the Asian Countries, Indonesia and Malaysia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Fund held in foreign countries.

     Governments in certain of the Asian Countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Financial Information and Standards

     Issuers in Asian Countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Asian Country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information may be publicly available about issuers in Asian Countries than is available about U.S. issuers.

Foreign Currency and Exchange Rates

     The Fund's assets are invested in foreign securities and substantially all income is received by the Fund in foreign currencies. However, the Fund computes and distributes its income in dollars, and the computation of income is made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

     The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Investment and Repatriation Restrictions

     Foreign investments in the securities markets of several of the Asian Countries is restricted or controlled to varying degrees. These restrictions may limit investment in certain of the Asian Countries and may increase expenses of the Fund. For example, certain countries may require governmental approval or may restrict investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from several of the Asian Countries is subject to restrictions such as the need for certain government consents or waiting periods. Although these restrictions may in the future make it undesirable to invest in the countries to which they apply, the Investment Adviser does not believe that any current repatriation restrictions would affect its decision to invest in such countries.

     If, because of restrictions on repatriation or conversion, the Fund were unable to distribute substantially all of its net investment income and long-term capital gains within applicable time periods, the Fund could be subject to adverse tax consequences. See "Taxation -- U.S. Income Taxes."

     In Indonesia, Korea, Singapore, Malaysia, India, the Philippines and Thailand, the Fund may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. In China, the Fund may only invest in "B" shares of securities traded on The Shanghai Securities Exchange and The Shenzhen Stock Exchange, currently the two officially recognized securities exchanges in China. "B" shares traded on The Shanghai Securities Exchange are settled in U.S. dollars and those traded on The Shenzhen Stock Exchange are generally settled in Hong Kong dollars.

     From time to time, pooled investment funds may be the most effective available means by which the Fund may invest in equity securities of certain Asian Countries. For example, prior to January 3, 1992, foreign investment in Korea was limited to a few investment funds that had been granted a license from the government of Korea. Since January 3, 1992, direct foreign investment in individual stocks in Korea has been officially permitted within specified limits. Investment in such investment funds may involve the payment of management expenses and payment of sub-stantial premiums above the value of such companies' portfolio securities and is subject to limitation under the 1940 Act and market availability. The Fund does not intend to invest in such funds unless, in the judgment of the Investment Adviser, the potential benefits of such investment outweigh the payment of any applicable premium and expenses. In addition, the Fund's investments in such funds may result in special U.S. federal income tax consequences described below under "Taxation -- U.S. Income Taxes."

Investment Practices

     The risks and special considerations of certain of the investment practices in which the Fund may engage are described above under "Investment Objective and Policies" and "Additional Investment Activities." Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of Hedging could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for Derivatives, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in Appendix A to this Prospectus.

Illiquid Investments

     The Fund may invest up to 20% of its total assets in illiquid securities for which there may be no or may be a limited trading market. Investment of the Fund's assets in relatively illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded.

Foreign Subcustodians and Securities Depositories

     Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible subcustodians for the Fund under such rules, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible foreign subcustodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign subcustodians in the event of the bankruptcy of the subcustodian.

Leverage

     Although the Fund has no present intention to do so to any significant extent, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund's total assets. Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the Common Stock and in the return on the Fund's portfolio. Although the principal of any leverage will be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund which can exceed the income from the assets acquired with the proceeds of the leverage. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's securities.

Withholding and Other Taxes

     Income and capital gains on securities held by the Fund may be subject to withholding and other taxes imposed by Hong Kong or other Asian Countries, which would reduce the return to the Fund on those securities. The Fund intends to elect, when eligible, to "pass-through" to the Fund's shareholders, as a deduction or credit, the amount of foreign taxes paid by the Fund. The taxes passed through to shareholders will be included in each shareholder's income. Certain shareholders, including non-U.S. shareholders, will not be entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to shareholders.

Net Asset Value Discount; Non-Diversification

     Shares of closed-end investment companies have in the past frequently traded at a discount from their net asset values and initial offering price. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. To date, shares of the Fund have generally traded at a discount to net asset value. See "Trading History." The Fund cannot predict whether its shares will trade at, below or above net asset value in the future.

     The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The Fund, however, has complied with, and intends to continue complying with, the diversification requirements imposed by the Code for qualification as a regulated investment company. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. See "Taxation" and "Investment Restrictions."

Anti-Takeover Provisions

     The Fund's Articles of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of holders of Common Stock to sell their shares at a premium over prevailing market prices. The Fund's Board of Directors has determined that these provisions are in the best interests of shareholders generally.

Operating Expenses

     The Fund's annual operating expenses are higher than those of many other investment companies investing exclusively in the securities of U.S. issuers. The operating expenses are, however, comparable to expenses of other closed-end management investment companies that invest primarily in the securities of Asian Countries.

                             MANAGEMENT OF THE FUND

Directors and Officers

     The names of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other international organizations and publicly held companies.


Name and Address                  Position With Fund        Age   Principal Occupations and Other Affiliations
----------------                  ------------------        ---   --------------------------------------------

*Alan Rappaport                   Chairman of the Board,    44    Executive Vice President, Oppenheimer & Co.,
Advantage Advisers, Inc.          President and Director          Inc. (1994-present); Managing Director,
Oppenheimer Tower                                                 Oppenheimer & Co., Inc. (1986-1994);
World Financial Center                                            President and Director, Advantage Advisers, Inc.
200 Liberty Street                                                (1993-present); Executive Vice President,
New York, NY 10281                                                Advantage Advisers, Inc. (1990-1993); Chairman
                                                                  of the Board, President and Director, The
                                                                  India  Fund, Inc. and The Mexico Equity and
                                                                  Income  Fund,  Inc.;  Chairman of the Board and
                                                                  Director, The Czech Republic Fund, Inc., The
                                                                  Emerging Markets Income Fund II Inc and The
                                                                  Emerging Markets Floating Rate Fund Inc.;
                                                                  President and Director, Global Partners Income
                                                                  Fund Inc. and The Emerging Markets Income
                                                                  Fund Inc; Director, Wiese Sociedad Administradora de
                                                                  Fondos  Mutuos de Inversion en Valores S.A. (Peru);
                                                                  Member, New York Stock Exchange  Advisory Com-
                                                                  mittee on International Capital Markets.


*Robert Blum                      Director and Assistant    36    Managing Director and Associate General Counsel,
Advantage Advisers, Inc.          Secretary                       Oppenheimer & Co., Inc. (1994-present); Senior Vice
Oppenheimer Tower                                                 President, Oppenheimer & Co., Inc. (1991-1994);
World Financial Center                                            Vice President,Oppenheimer & Co., Inc. (1989-
200 Liberty Street                                                1991); Associate, Fulbright & Jaworski (1984-1989);
New York, NY 10281                                                Director and  Assistant Secretary, The India Fund,
                                                                  Inc. and The Czech Republic Fund, Inc.; Secretary,
                                                                  The Mexico  Equity and Income  Fund,  Inc.; Indi-
                                                                  vidual General Partner, Augusta Partners, L.P.


Charles F. Barber                 Director                  80    Consultant; former Chairman of the Board,
66 Glenwood Drive                                                 ASARCO Incorporated; Director, Global
Greenwich, CT 06830                                               Partners Income Fund Inc., The Emerging
                                                                  Markets Income Fund Inc, The Emerging
                                                                  Markets Income Fund II Inc, The
                                                                  Emerging Markets Floating Rate Fund Inc,
                                                                  Salomon Brothers High Income Fund Inc,
                                                                  Municipal Partners Fund Inc., Municipal Partners
                                                                  Fund II  Inc., The Salomon Brothers Fund Inc,
                                                                  Salomon Brothers Series Funds Inc, Salomon
                                                                  Brothers Institutional Series Funds Inc, Salomon
                                                                  Brothers Capital Fund Inc, Salomon Brothers
                                                                  Investors Fund Inc, Salomon Brothers 2008
                                                                  Worldwide Dollar Government Term Trust and
                                                                  Salomon Brothers Worldwide Income Fund Inc;



Name and Address                  Position With Fund        Age   Principal Occupations and Other Affiliations
----------------                  ------------------        ---   --------------------------------------------

                                                                  Director, Min Ven Inc.; Member, Council on For-
                                                                  eign Relations, Inc.; Director and Treasurer, Ameri-
                                                                  cas Society.

Leslie H. Gelb                    Director                  60    President, The Council on Foreign Relations, Inc
The Council on Foreign Relations                                  (1993-Present); Columnist (1991-1993), Deputy Editorial
58 East 68th Street                                               Page Editor (1986-1990), and Editor, Op-Ed Page
New York, New York 10021                                          (1988-1990), The New York Times; Assistant Secretary of
                                                                  State, Department of State (1977-1979); Director of
                                                                  Policy Planning and Arms Control, International
                                                                  Security Affairs, Department of Defense (1967-1969);
                                                                  Director, The Czech Republic Fund, Inc., The India
                                                                  Fund, Inc., The Emerging Markets Income Fund Inc, The
                                                                  Emerging Markets Income Fund II Inc, The Emerging
                                                                  Markets Floating Rate Fund Inc. and Global Partners
                                                                  Income Fund Inc.; Trustee, The Carnegie Endowment for
                                                                  International Peace; Trustee, Tufts University; Board
                                                                  Member, Columbia University School of International and
                                                                  Public Affairs; Member, International Institute for
                                                                  Strategic Studies, Advisory Board Member, Center on
                                                                  Press, Politics and Public Policy, Harvard University
                                                                  John F. Kennedy School.

Jeswald W. Salacuse               Director                  59    Henry J. Braker Professor of Commercial
The Fletcher School of                                            Law, The Fletcher School of Law & Diplomacy,
Law & Diplomacy                                                   Tufts University (1990-Present); Dean, The
Packard Avenue                                                    Fletcher School of Law and Diplomacy, Tufts
Medford, MA  02155                                                University (1986-1994); Dean and Professor of
                                                                  Law, School of Law, Southern Methodist Univer-
                                                                  sity (1980-86);  Director,  Global Partners Income
                                                                  Fund Inc., The Emerging Markets Income Fund
                                                                  Inc, The Emerging Markets Income Fund II Inc,
                                                                  The Emerging  Markets  Floating  Rate Fund, Inc.,
                                                                  The India Fund, Inc., Municipal Advantage Fund,
                                                                  Inc, Salomon Brothers 2008 Worldwide Dollar
                                                                  Government  Term  Trust,  Salomon  Brothers High
                                                                  Income Fund Inc and Salomon Brothers World-
                                                                  wide Income Fund Inc; Member, Council on For-
                                                                  eign Relations, Inc.;  Trustee,Southwestern Legal
                                                                  Foundation; author of numerous articles and other
                                                                  publications on law, international relations and
                                                                  multinational business.


Dennis E. Feeney                  Treasurer                 45    Executive Vice President (1995-present),
Oppenheimer & Co., Inc.                                           Chief Financial Officer (1994-present) and
Oppenheimer Tower                                                 Controller (1986-1994), Oppenheimer & Co.,
World Financial Center                                            Inc.; Treasurer, The Czech Republic Fund, Inc.,
200 Liberty Street                                                The India Fund, Inc. and The Mexico Equity
New York, NY 10281                                                and Income Fund, Inc.



Name and Address                  Position With Fund        Age   Principal Occupations and Other Affiliations
----------------                  ------------------        ---   --------------------------------------------

Robert I. Kleinberg               Secretary                 59    General Counsel (1980-present), Secretary (1981-
Advantage Advisers, Inc.                                          present) and Executive Vice President (1982-
Oppenheimer Tower                                                 present), Oppenheimer & Co., Inc.; Director
World Financial Center                                            and Secretary, Advantage Advisers, Inc.; Director
200 Liberty Street                                                and Secretary, The Czech Republic Fund, Inc. and
                                                                  Municipal Advantage Fund, Inc.; Secretary, The
                                                                  India Fund, Inc.

----------
* Director who is an "interested person" of the Fund within the meaning of the 1940 Act.

     Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager or the Investment Adviser are paid a fee of $5,000 per year, plus up to $700 for every meeting of the Board attended. All directors are reimbursed for travel and out-of-pocket expenses incurred in connection with meetings of the Board of Directors.

     The following table provides information concerning the compensation paid during the fiscal year ended October 31, 1996 to each director of the Fund and other funds advised by the Investment Manager or the Investment Adviser. Each of the directors listed below are members of the Audit Committee of the Fund and the audit and other committees of certain other investment companies advised by the Investment Manager or the Investment Adviser and, accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration is paid by the Fund to Messrs. Rappaport or Blum, who as officers of Advantage Advisers, Inc., and Oppenheimer & Co., Inc., are interested persons as defined under the 1940 Act.

                                           Total Compensation         Total
                                            from Other Funds      Compensation             Total
                              Aggregate      Co-Advised by      from Other Funds       Compensation
                            Compensation      Advantage and        Advised by        from Other Funds           Total
Name of Nominee              from Fund             BGI              Advantage         Advised by BGI       Compensation
---------------              ---------      ----------------        ---------         --------------       ------------
                                            Directorships (A)   Directorships (A)    Directorships (A)   Directorships (A)

Leslie H. Gelb                 $8,600         $8,700 (1)          $37,000 (5)              $0            $54,300 (7)
Jeswald W. Salacuse             8,600          8,700 (1)           33,200 (5)               0             50,500 (7)
Charles F. Barber               8,600          8,700 (1)           48,600 (6)               0             65,900 (8)


----------
(A) The numbers in parentheses indicate the applicable number of U.S. registered investment company directorships held by that director.

     The officers of the Fund conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth elsewhere under "Management of the Fund," review such actions and decide on general policy.

     The Fund's Board of Directors has an Executive Committee, which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Alan Rappaport, Robert Blum and any one of Charles F. Barber, Leslie H. Gelb and Jeswald W. Salacuse. The Fund also has an Audit Committee composed currently of Charles F. Barber, Leslie H. Gelb and Jeswald W. Salacuse.

     The Board of Directors is divided into three classes, having three-year terms that expire at successive Annual Meetings of Stockholders. When the term of each class of directors expires, directors are elected to a new three-year term in that class.

     The Articles of Incorporation and By-Laws of the Fund provide that the Fund will indemnify its directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund to the fullest extent permitted by law. In addition, the Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     At January 31, 1997, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 20,092,087 shares, equal to 97.9% of the outstanding shares of the Fund.

Investment Manager and Investment Adviser

     The Investment Manager is Advantage Advisers, Inc. and the Investment Adviser is Barclays Global Investors International Inc. Pursuant to a management agreement (the "Management Agreement") between the Fund and the Investment Manager, the Investment Manager supervises the Fund's investment program, including advising and consulting with the Investment Adviser regarding the Fund's overall investment strategy and advising the Fund and the Investment Adviser with respect to all matters relating to the Fund's use of leveraging techniques, including the extent and timing of the Fund's use of such techniques. In addition, the Investment Manager consults with the Investment
Adviser on a regular basis regarding the Investment Adviser's decisions concerning the purchase, sale or holding of particular securities. The
Investment Manager also provides the Investment Adviser with access on a continuous basis to economic, financial and political information, research and assistance concerning Asian Countries and, as appropriate, is involved in the process of Asian Countries selection. In addition to the foregoing, the Investment Manager monitors the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian. The Investment Manager pays the reasonable salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Investment Manager, except that the Fund bears travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof.

     Pursuant to an investment advisory agreement (the "Advisory Agreement") among the Investment Manager, the Investment Adviser and the Fund, the Investment Adviser acts as the Fund's investment adviser and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. The Investment Adviser has discretion over investment decisions for the Fund and, in that connection, places purchase and sale orders for the Fund's portfolio securities. In addition, the Investment Adviser makes available research and statistical data to the Fund. The Investment Adviser pays the reasonable salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Investment Adviser, except that the Fund bears travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser to the extent that such expense relate to attendance at meetings of the Board of Directors or any committees thereof.


     Stephen Leung is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Leung is chief investment officer for the Investment Adviser's Hong Kong-based investment operations.


     Investment Manager. The Investment Manager is a subsidiary of Oppenheimer & Co., Inc. Oppenheimer & Co., Inc., has been engaged in the management of investment funds for more than 35 years. The Investment Manager currently serves as investment adviser for 12 registered investment companies. The Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The business address of the Investment Manager is Oppenheimer Tower, World Financial Center, New York, New York 10281. Oppenheimer Group, Inc., the ultimate parent company of the Investment Manager, entered into an agreement on February 14, 1997, pursuant to which the stock of the Investment Manager would be sold to PIMCO Advisers, L.P., and its affiliates. The closing of the transaction is subject to the receipt of certain regulatory and other approvals. The transaction involves the Investment Manager's advisory arrangements with 8 of the 12 registered investment companies for which it provides investment advisory services, but does not involve the Fund. Prior to consummation of the transaction, the Investment Manager will transfer its rights and obligations under the Management Agreement and the Advisory Agreement to an affiliated advisory entity. The personnel of the Investment Manager who currently provide services to the Fund would continue to provide those services through the affiliated advisory entity.


     Investment Adviser. The Investment Adviser is a subsidiary of BZW US Holdings Inc., which itself is an indirect wholly owned subsidiary of Barclays Bank PLC. Barclays Bank is one of the world's largest financial institutions and is among the largest banks in the United Kingdom. The Investment Adviser is part of Barclays Global Investors ("BGI"), which is responsible for institutional asset management in the Barclays Group around the world. Assets under management are approximately $395 billion, and global asset management services are provided from nine primary investment management locations worldwide in San Francisco, London, Hong Kong, Tokyo, Sydney,

Toronto, New York, Wellington and Bangkok. The Investment Adviser is registered as an investment adviser under the Advisers Act and is a member of the Investment Management Regulatory Organization in the United Kingdom ("IMRO"). BGI is a major global investment manager with investment teams located in all the world's major capital markets. BGI has over 100 staff in Asia providing specialized investment management to both local and international investors. Barclays Bank PLC is a wholly owned subsidiary of Barclays PLC. The business address of the Investment Adviser is Tower 49, 12 East 49th Street, New York, New York 10017.

Compensation and Expenses


     As compensation for their services, the Investment Manager receives from the Fund monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Adviser receives from the Investment Manager monthly fees at an annual rate of 0.50% of the Fund's average weekly net assets. For the years ended October 31, 1996 and 1995, and the period ended October 31, 1994, the Investment Manager received fees of $2,644,637, $2,453,731 and $2,498,815, respectively, of which $1,322,318, $1,226,845 and $1,249,408, respectively, was to be remitted to the Investment Adviser. The Fund pays or causes to be paid all of its expenses, except for the expenses borne by the Investment Manager and the Investment Adviser pursuant to the Management Agreement and the Advisory Agreement, respectively, including, among other things: expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distributions of dividends; charges of the Fund's custodians, sub-custodians, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or nonrecurring expenses. For the fiscal year ended October 31, 1996 and1995, and for the fiscal period ended October 31, 1994, the Fund's total expenses, stated as a percentage of average net assets, were 1.60%, 1.65% and 1.60% (annualized), respectively.


Duration and Termination; Non-Exclusive Services


     Unless earlier terminated as described below, each of the Management Agreement and the Advisory Agreement remains in effect from year to year if approved annually (i) by a majority of the non-interested directors of the Fund and (ii) by the Board of Directors of the Fund or by a majority of the outstanding voting securities of the Fund. The Management Agreement may be terminated without penalty by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or upon 60 days' written notice by the Investment Manager and will terminate in the event it is assigned (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or upon 60 days' written notice by the Investment Manager or the Investment Adviser and will terminate in the event it is assigned (as defined in the 1940 Act).


     The services of the Investment Manager and the Investment Adviser are not deemed to be exclusive, and nothing in the relevant service agreements will prevent any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

Administrator

     Oppenheimer  &  Co.,  Inc.,  serves  as  the  Fund's   Administrator   (the
"Administrator") pursuant to an agreement with the Fund (the "Administration Agreement"). As compensation for its services, the Administrator receives from the Fund monthly fees at an annual rate of 0.20% of the Fund's average weekly net assets. For the years ended October 31, 1996 and 1995, and the period ended October 31, 1994, the Administrator received fees of $528,927, $490,746 and $499,763, respectively. The Administrator is located at Oppenheimer Tower, World Financial Center, 200 Liberty Street, New York, New York 10281.

     The Administrator performs various administrative services, including providing the Fund with the services of persons to perform administrative and clerical functions, maintenance of the Fund's books and records, preparation of various filings, reports, statements and returns filed with government authorities, and preparation of financial informa-tion for the Fund's proxy statements and semiannual and annual reports to shareholders. The Administrator has subcontracted certain of these services to PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

                             PORTFOLIO TRANSACTIONS

     The Fund has no obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Fund's Board of Directors, the Investment Adviser is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

     In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While the Investment Adviser generally seeks the best price in placing its orders, the Fund may not necessarily pay the lowest price available. Securities firms which provide supplemental research to the Investment Adviser may receive orders for transactions by the Fund. In these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Research services furnished to the Investment Adviser by brokers who effect securities transactions for the Fund may be used by the Investment Adviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Adviser by brokers who effect securities transactions for other investment companies and accounts which the Investment Adviser manages may be used by the Investment Adviser in servicing the Fund. Not all of these research services are used by the Investment Adviser in managing any particular account, including the Fund.

     Affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Fund is prohibited by the 1940 Act from purchasing securities in offerings in which Oppenheimer & Co., Inc. or BZW Securities Inc. or any of their respective affiliates acts as an underwriter unless certain conditions established under the 1940 Act are satisfied.

     Investment decisions for the Fund are made independently from those for other funds and accounts advised or managed by the Investment Adviser. Such other funds and accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.


     Although the Advisory Agreement contains no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The Fund's portfolio turnover rate for the fiscal periods ended October 31, 1996, 1995 and 1994, was 92%, 78% and 46%, respectively. For the fiscal periods ended October 31, 1996, 1995 and 1994, the Fund paid $1,942,747, $1,834,331 and $2,250,835 in brokerage commissions for the execution of portfolio transactions, no portion of which was paid to the Investment Manager or the Investment Adviser.

                          DIVIDENDS AND DISTRIBUTIONS;
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by PFPC Inc. (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PFPC Inc., as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15. Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are generally less than the usual brokerage charges for such transactions, because the Plan Agent is purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions. See "Taxation -- Shareholders."

     The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                    TAXATION

     The following is a general summary of certain United States federal income tax considerations affecting the Fund and U.S. shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors regarding an investment in the Fund.

The Fund

     The Fund intends to qualify and elect to be treated as a "regulated investment company" for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (including, but not limited to, gains from options, futures or forward contracts); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of any of the following that are held for less than three months (the "30% limitation"): (i) stock or securities, (ii) options, futures or forward contracts, or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stocks or securities); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's assets is invested in the securities of any issuer (other than U.S. Government securities or the securities of other regulated investment companies).

     If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of its net investment income (i.e., its investment company taxable income as that term is defined in the Code, determined without regard to the deduction for dividends paid), then the Fund will not be subject to federal income tax on the net investment income and "net capital gain" (the excess of the Fund's net long-term capital gains over net short-term capital losses) which it distributes. However, the Fund would be subject to corporate income tax at a rate of 35% on any undistributed net investment income and net capital gain. If in any year the Fund should fail to qualify as a regulated investment company, the Fund would be subject to federal tax in the same manner as an ordinary corporation, and distributions to shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. Distributions in excess of earnings and profits will be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess, as a long-or short-term capital gain. In addition, the Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of the Fund's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of each year; and (c) 100% of the undistributed ordinary income and gains from prior years.

     The Fund intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax.

     The Fund may  engage  in  hedging  involving  foreign  currencies,  forward
contracts,   options  and  futures  contracts  (including  options  and  futures contracts of foreign currencies). See "Additional Investment Activities -- Derivatives."

Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The extent to which the Fund may be able to use such hedging techniques and continue to qualify as a regulated investment company may be limited by the 30% limitation discussed above. The Fund intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any forward contracts, option, futures contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. Investments generally will be maintained and income therefrom calculated by reference to certain foreign currencies and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates.

     Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

     The tax treatment of certain investments of the Fund is not free from doubt and it is possible that an Internal Revenue Service (the "IRS") examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the IRS to the income of the Fund may result in the failure of the Fund to satisfy the 90% distribution requirement described in the Prospectus necessary for the Fund to maintain its status as a regulated investment company under the Code. In such event, the Fund may be able to make a "deficiency dividend" distribution to its shareholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the shareholders receiving the distribution (whether or not the Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made) in the taxable year in which such dividends are received. A downward adjustment by the IRS to the income of the Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each shareholder not treated as a dividend would be recharacterized as a return of capital and reduce the shareholder's basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a shareholder to recognize additional gain upon the sale of such shareholder's shares.

     The Fund intends to make investments which may, for federal income tax purposes, constitute investments in shares of foreign corporations. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders with respect to deferred taxes arising from the distributions or gains. If the Fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a "qualified electing fund" (a "QEF") under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90% and calendar year distribution requirements described above.

     In the case of PFIC stock owned by a regulated investment company, proposed Treasury regulations, not currently in effect, provide a mark-to-market election for regulated investment companies that would permit a regulated investment company to elect to mark-to-market stock in the PFIC annually and thereby avoid the need for the company to make a QEF election. These proposed regulations would be effective for taxable years ending after promulgation of the regulations as final regulations.


     At October 31, 1996, the Fund had a net capital loss carryover of $36,125,028, which is available to offset future net realized gains on securities transactions to the extent provided for in the Code. Of the aggregate capital losses, $34,278,141 will expire in the year 2003, and $1,846,887 will expire in the year 2004.

U.S. Shareholders

     Distributions. Distributions to shareholders of net investment income will be taxable as ordinary income whether paid in cash or reinvested in additional shares. It is not anticipated that such dividends, if any, will qualify for the dividends-received deduction generally available for corporate shareholders under the Code. Shareholders receiving distributions from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution. Consequently, if the number of Shares distributed reflects a market premium, the amount distributed to shareholders participating in the plan would exceed the amount of the cash distributed to nonparticipating shareholders.

     Distributions to shareholders of net capital gain that are designated by the Fund as "capital gains dividends" will be taxable as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of how long the shares have been held by such shareholders. Capital gain dividends will not be eligible for the dividends received deduction. The current maximum federal income tax rate imposed on individuals with respect to long-term capital gains is limited to 28%, whereas the current maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gains, which are taxed at the same rates as ordinary income) is 39.6%. With respect to corporate taxpayers, long-term capital gains are currently taxed at the same federal income tax rates as ordinary income and short-term capital gains.



     Dividends and distributions by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made (even if paid or reinvested in additional shares). Any dividend declared by the Fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month and which is not paid on or before December 31 of such year will be treated as received by the Shareholders as of December 31 of such year, provided that the dividend is paid during January of the following year.

     A notice detailing the tax status of dividends and distributions paid by the Fund will be mailed annually to the shareholders of the Fund.

     Dispositions and Repurchases. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired (whether under the Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

     A repurchase by the Fund of shares generally will be treated as a sale of the shares by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If, after a repurchase a shareholder continues to own, directly or by attribution, any shares, it is possible that any amounts received in the repurchase by such shareholder will be taxable as a dividend to such shareholder, and there is a risk that shareholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.


     Foreign Taxes. The Fund may be subject to certain taxes imposed by foreign countries with respect to dividends, interest, capital gains and other income. The imposition of such taxes and the rates imposed are subject to change. Such foreign taxes would reduce the Fund's return on its investments.

     If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, the Fund may elect to treat any foreign income taxes paid by it (if such taxes are treated as income taxes under U.S. income tax principles) that can be treated as income taxes under U.S. income tax regulations as paid by its shareholders. The Fund expects to qualify for and may make this election. For any year that the Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to credit the amount included in his income against his U.S. tax liabilities, if any, or to deduct such amount from his U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount that will be available for deductions or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders (including certain foreign shareholders as described below) who do not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, the Fund expects that the capital gains it distributes to its shareholders, whether dividends or capital gains distributions, will not be treated as foreign source taxable income. If the Fund makes this election, a shareholder will be treated as receiving foreign source income in an amount equal to the sum of his proportionate share of foreign income taxes paid by the Fund and the portion of dividends paid by the Fund representing income earned from foreign sources. This limitation must be applied separately to certain categories of income and the related foreign taxes.

     Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be credited against such shareholder's federal income tax liability.

Foreign Shareholders

     U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. Ordinarily, income from the Fund will not be treated as so "effectively connected."

     Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of net investment income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Furthermore, foreign shareholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but will not be able to claim a credit or deduction for the foreign taxes as having been paid by them.

     Distributions of capital gain dividends to a non-resident alien who is present in the United States for fewer than one hundred eighty-three days during the taxable year will not be subject to the 30% U.S. withholding tax. An alien individual who is physically present in the United States for 183 days or more during the taxable year generally is treated as a resident for U.S. federal income tax purposes, in which case he or she will be subject to U.S. federal income tax on his or her worldwide income including ordinary income and capital gain dividends at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign shareholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of distributions of capital gain dividends under the backup withholding system unless the foreign shareholder makes required certifications to the Fund on a properly completed U.S. Internal Revenue Service Form W-8. The amount so withheld could be applied as a credit against any U.S. tax due from the shareholder or, if no tax is due, refunded pursuant to a claim therefor properly filed on an income tax return.

     Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of net investment income and net capital gains and any gains realized upon the sale of Shares or the Fund, will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such shareholders may also be subject to the 30% branch profits tax.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Hong Kong Taxes


     The Fund would be subject to Hong Kong profits tax, which is currently charged at the rate of 16.5% for corporations and 15% for individuals, if (a) the Fund or its agents were deemed to carry on a trade, profession or business in Hong Kong and (b) profits from that trade, profession or business were to arise or be derived from Hong Kong. Hong Kong profits tax will not be payable in respect of the profits from the sale of shares and other securities transacted outside Hong Kong, interest arising or derived from outside Hong Kong and profits in the nature of capital gains. The sale of securities will not be treated as the sale of capital assets if the profit or loss from such sale is regarded as attributable to a trade or business carried on in Hong Kong. The Fund does not currently believe that it will be subject to Hong Kong profits tax.


     If the Fund converts to an open-end investment company, it may be necessary for it to apply for authorization under the Hong Kong Securities Ordinance. If the current state of the law still prevails at that time, the Fund will upon receiving such authorization be exempt from Hong Kong profits tax of its gains from trading in securities listed outside Hong Kong.



     Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice.

     No Hong Kong stamp duty will be payable in respect of transactions in the Fund's shares of Common Stock provided that the register of shareholders is maintained outside of Hong Kong.

Notices

     Shareholders will be notified annually by the Fund of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will be sent, if appropriate, various written notices after the close of the Fund's taxable year regarding certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its shareholders during the preceding taxable year.


                                 NET ASSET VALUE

     Net asset value is determined no less frequently than weekly, on the last business day of each week and at such other times as the Board of Directors may determine, by dividing the value of the net assets of the Fund (the value of its assets less its liabilities including borrowings, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded government debt securities are typically traded internationally on the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. In instances where a price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Directors may prescribe. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities for which reliable quotations or pricing services are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.


                          DESCRIPTION OF CAPITAL STOCK

Common Stock

     The authorized capital stock of the Fund is 100,000,000 shares of Common Stock ($0.001 par value). All shares of Common Stock are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors.

     The Fund has no present intention of offering additional shares of its Common Stock. Other offerings of its Common Stock, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares of Common Stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding Common Stock. The Board of Directors has authorized the officers of the Fund in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase in the open market up to 5% of the outstanding Common Stock in the event that the Common Stock trades at a discount to net asset value. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time.

     The following chart indicates the shares of the Common Stock outstanding as of January 31, 1997:

                                                                                          Amount
                                                                                        Outstanding
                                                                                       Exclusive of
                                                     Amount Held by                   Amount Held by
                         Amount                    Registrant or for                 Registrant or for
Title of Class         Authorized                    its Own Account                  its Own Account
--------------         ----------                    ---------------                  ---------------
Common Stock           100,000,000                         0                            20,514,984

Preferred Stock

     The Fund's Articles of Incorporation provide that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional or other classes or series, with rights as determined by the Board of Directors, by action by the Board of Directors without the approval of the holders of Common Stock. Holders of Common Stock have no preemptive right to purchase any shares of preferred stock that might be issued. The terms of any preferred stock, including its dividend rate, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Articles of Incorporation). No shares of preferred stock are issued or outstanding and the Fund has no present intention of offering shares of preferred stock.



Special Voting Provision

     The Fund presently has provisions in its Charter and By-Laws (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

     First, a director may be removed from office only for cause by vote of at least 75% of the Shares entitled to be voted on the matter. Second, the affirmative vote of 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of holders of at least 75% of the Common Stock unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the Common Stock. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposed to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund.

     Third, the Board of Directors is classified into three classes, each with a term of three years with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period. The affirmative vote of at least 75% of the Shares will be required to amend the Charter or By-Laws to change any of the provisions in the preceding two paragraphs.

     Additionally, the affirmative vote of 75% of the entire Board of Directors and the holders of at least (i) 80% of the Common Stock and (ii) in the case of a Business Combination (as defined below), 662/3% of the Common Stock other than Common Stock held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

          (i) merger, consolidation or statutory share exchange of the Fund with or into any other person;

          (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

          (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transaction (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

          (iv) the voluntary liquidation or dissolution of the Fund, or an amendment to the Fund's Charter to terminate the Fund's existence; or

          (v) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under federal or Maryland law.

     However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires, the affirmative vote of a majority of the votes entitled to be cast thereon shall be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters at least 60 days prior to the meeting (or 10 days following the date notice of such meeting is given by the Fund if less than 70 days' notice of such meeting is given by the Fund).

     Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. See "Further Information." The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law absent the elections described above or in the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Fund's Board of Directors, however, has considered these anti-takeover provisions and believes they are in the best interests of stockholders.

     In addition, in the opinion of the Investment Manager and the Investment Adviser, these provisions offer several advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

         CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

     The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian for the Fund's assets. PNC Bank, National Association, 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, dividend paying agent and registrar for the Fund's Common Stock.


                                     EXPERTS

     The financial statements of the Fund included in the Fund's Annual Report to Shareholders as of October 31, 1996, have been incorporated by reference in this Prospectus in reliance on the report of Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                               FURTHER INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed by the Fund can be inspected and copied at public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; Seven World Trade Center, 13th Floor, New York, New York 10048; and 500 West Madison Street, Chicago, Illinois 60661. The Fund's Common Stock is listed on the New York Stock Exchange. Reports, proxy statements and other information concerning the Fund can be inspected and copied at the Library of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.

                                                                      APPENDIX A

                GENERAL CHARACTERISTICS AND RISKS OF DERIVATIVES

     A detailed discussion of the Derivatives (as defined below) that may be done by the Investment Adviser on behalf of the Fund follows below. The Fund is not obligated, however, to do any Derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. "Derivatives," as used in this Appendix A, refers to entering into interest rate, currency or stock index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ("OTC") put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors or trading in other types of derivatives.

     The Fund's ability to pursue certain of these strategies may be limited by the U.S. Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

Put and Call Options on Securities and Indices

     The Fund may purchase and sell put and call options on debt and equity securities and indices based upon the prices of debt or equity securities. A put option on a security gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Fund may also purchase and sell options on indices based upon the prices of debt or equity securities ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less in the case of a put, than the exercise price of the option. The purchase of a put option on a security would be designed to protect against a substantial decline in the market value of a security held by the Fund. A call option on a security gives the purchaser of the option the right to buy and the writer the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for writing the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty to such contract. Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

     All such call options sold (written) by the Fund will be "covered" as long as the call is outstanding (i.e., the Fund will own the instrument subject to the call or other securities or assets acceptable under applicable segregation and coverage rules). All such put options sold (written) by the Fund will be secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price.

     The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Fund must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Options on Futures Contracts

     Characteristics. The Fund may purchase and sell futures contracts on interest rates and indices of debt and equity securities and purchase and sell (write) put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or movements in equity markets. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

     Limitations on Use of Futures Contracts and Options on Futures Contracts. The Fund's use of futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular, the rules and regulations of the CFTC.

     The Fund will not engage in transactions in futures contracts or options thereon for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio; provided, however, that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided, further, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Investment Adviser reserves the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon.

Currency Transactions

     The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange listed currency futures contracts, exchange listed and OTC Options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties that have received (or the guarantors of the obligations of that have received) a credit rating of P-1 or A-1 by Moody's or S&P, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Investment Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in the Fund's portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

     The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Interest Rate Transactions

     The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the duration of its portfolio or to protect against any increase in the price of the securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors that it does not own.

     The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Equity Swaps and Related Transactions

     The Fund may enter into equity swaps and may purchase or sell equity caps and floors. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, or to protect against any increase in the price of the securities the Fund anticipates purchasing at a later date. The Fund will not sell equity caps or floors that it does not own.

     The Fund may enter into equity swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into equity swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. The Fund will not enter into any equity swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Risks of Derivatives

     Derivatives involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in losses greater than if such investment strategies had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at an inopportune time or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging purposes should tend to minimize the risk of loss due to a decline in the value of the hedged position at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is united to the cost of the initial premium and transaction costs. Losses resulting from Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if the Derivatives had not been used.

     When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Segregation and Cover Requirements

     Much of the Derivatives which may be entered into by the Fund is subject to segregation and coverage requirements established by either the CFTC or the SEC, with the result that, if the Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate on an ongoing basis with its custodian, cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such instruments.

Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Fund maintaining positions it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so. In addition, with respect to futures contracts purchased by the Fund, the Fund will also be subject to the segregation requirements with respect to the value of the instruments underlying the futures contract.

Other Limitations

     The degree of the Fund's use of Derivatives may be limited by certain provisions of the Code. See "Taxation" in the Prospectus.

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     No person has been authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus, and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund, the Fund's investment manager or adviser or Oppenheimer & Co., Inc. This Prospectus does not constitute an offer to sell or solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

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                                TABLE OF CONTENTS

                                                                            Page
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Prospectus Summary ........................................................    3
Summary of Expenses .......................................................    9
The Fund ..................................................................   11
Use of Proceeds ...........................................................   11
Investment Objective and Policies .........................................   12
Additional Investment Activities ..........................................   15
Investment Restrictions ...................................................   17
Risk Factors and Special Considerations ...................................   18
Management of the Fund ....................................................   23
Portfolio Transactions ....................................................   28
Dividends and Distributions; Dividend Reinvestment
   and Cash Purchase Plan .................................................   29
Taxation ..................................................................   30
Net Asset Value ...........................................................   34
Description of Capital Stock ..............................................   35
Custodian, Transfer Agent, Dividend-Paying Agent
   and Registrar ..........................................................   37
Experts ...................................................................   37
Further Information .......................................................   37
Appendix A: General Characteristics and
   Risks of Derivatives ...................................................   38


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                                 THE ASIA TIGERS
                                   FUND, INC.

                                  Common Stock




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                                   PROSPECTUS
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                             Oppenheimer & Co., Inc.









                                  May 16, 1997



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